Prospectus

EntrepreneurShares Series Trust

EntrepreneurShares Series Trust (“Trust”) is a registered investment company consisting of separate investment portfolios. This Prospectus relates solely to the following portfolios (each a “Fund” and collectively, the “Funds”).

ERShares Global Fund™
Institutional Class: ENTIX
Class A: not currently offered
Retail Class: not currently offered

ERShares US Small Cap Fund™
Institutional Class: IMPAX
Retail Class: not currently offered

ERShares US Large Cap Fund™
Institutional Class: IMPLX
Retail Class: not currently offered

October 28, 2021

175 Federal Street
Suite #875
Boston, MA 02110
Toll Free: 877-271-8811

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

ERSHARES GLOBAL FUND™	1
Investment Objective	1
Fees and Expenses of the Fund	1
Portfolio Turnover	1
Principal Investment Strategies	2
Principal Risks of Investing in the Fund	2
Performance	4
Management	5
Purchase and Sale of Fund Shares	5
Dividends, Capital Gains, and Taxes	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
ERSHARES US SMALL CAP FUND	6
Investment Objective	6
Fees and Expenses of the Fund	6
Portfolio Turnover	6
Principal Investment Strategies	7
Principal Risks of Investing in the Fund	7
Performance	9
Management	10
Purchase and Sale of Fund Shares	10
Dividends, Capital Gains, and Taxes	10
Payments to Broker-Dealers and Other Financial Intermediaries	10
ERSHARES US LARGE CAP FUND™	11
Investment Objective	11
Fees and Expenses of the Fund	11
Portfolio Turnover	12
Principal Investment Strategies	12
Principal Risks of Investing in the Fund	12
Performance	14
Management	14
Purchase and Sale of Fund Shares	15
Dividends, Capital Gains, and Taxes	15
Payments to Broker-Dealers and Other Financial Intermediaries	15
INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES	16
PRINCIPAL RISKS OF INVESTING IN THE FUNDS	18
DISCLOSURE OF PORTFOLIO HOLDINGS	20
MANAGEMENT OF THE FUNDS	20
THE FUNDS’ SHARE PRICE	22
REDEEMING SHARES	29

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TABLE OF CONTENTS
(continued)

DIVIDENDS, DISTRIBUTIONS AND TAXES	32
DISTRIBUTION AND SERVICE PLANS (RETAIL CLASS AND CLASS A SHARES)	33
RELATED PERFORMANCE INFORMATION FOR GLOBAL FUNDTM	33
FINANCIAL HIGHLIGHTS ERSHARES GLOBAL FUND	35
FINANCIAL HIGHLIGHTS ERSHARES US SMALL CAP FUND	36
FINANCIAL HIGHLIGHTS ERSHARES US LARGE CAP FUND	37
ENTREPRENEURSHARES PRIVACY NOTICE	38

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ERSHARES GLOBAL FUND™

Investment Objective

ERShares Global Fund™ (the “Fund” in this Summary and other Global Fund specific sections and “Global Fund” elsewhere in this Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the section of this Prospectus entitled “How Class A Shares Sales Charges are Calculated” beginning on page 25 of this Prospectus and in the section of the Statement of Additional Information entitled “Additional Information Regarding Purchases and Sales of Fund Shares” beginning on page 33 of the Statement of Additional Information. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

SHAREHOLDER FEES	Class	Retail	Institutional
(fees paid directly from your investment)	A	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases	4.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2.00%	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (Rule 12b-1) Fees	0.25%	0.25%	None
Other Expenses*	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses**	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.70%	1.70%	1.45%

*	“Other Expenses” are based on estimated expenses for the current fiscal year for the Class A shares and the Retail Class shares.

**	Acquired Fund Fees and Expenses (“AFFEs”) are indirect fees and expenses that funds incur from investing in the shares of other investment companies. The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFEs.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the first year and the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Year	10 Year
Class A	$640	$985	$1,354	$2,388
Retail Class	$173	$536	$923	$2,009
Institutional Class	$148	$459	$792	$1,735

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 477% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the MSCI World Index (the “Index”). The Fund mainly invests in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American Depository Receipts (“ADRs”).

Under normal market conditions, the Fund will invest at least 40% of its net assets (plus any borrowing for investment purposes) in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States (“Foreign Companies”), unless the portfolio manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the Fund will invest at least 30% of its total assets in Foreign Companies. The Fund may invest in a broad range of securities in both developed and emerging markets across different industry sectors. The Fund will invest in at least three countries. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies that the manager believes possess entrepreneurial characteristics (as detailed below in “Portfolio Manager Investment Philosophy”). The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and more economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry. The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long-term capital appreciation. The portfolio manager generally will sell a portfolio security when he believes the security will no longer increase in value at the same rate as it has in the past, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better price performance potential.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

●	Manager Risk: How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Small and Medium Sized Companies Risk: The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

●	Preferred Stock Risk: Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Convertible Securities Risk: Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

●	Options on Securities Risk: One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

●	American Depository Receipts Risk: One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country’s currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

●	Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks that are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, Foreign Companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often are less stable than the U.S. Government and the U.S. economy.

●	Emerging Markets Risk: Investments in emerging market countries may have more risk because these markets are less developed, less liquid and subject to increased economic, political, regulatory or other uncertainties.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The following performance information shows changes in performance from year to year and how the Fund’s average annual returns for 1 year, 5 years and 10 years compare with those of an index that reflects a broad measure of market performance, the MSCI The World Index. If interim performance information is requested by shareholders, it will be provided upon request by calling 877-271-8811. No performance is shown for the Class A and Retail Class because they are no longer in operation, but they may be reopened in the future. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ERShares Global Fund – Institutional Class
Performance Bar Chart for the Calendar Years Ended December 31,

The Fund’s return for the 9-month period ended September 30, 2021 was -4.35%.

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	30 June 2020	26.94%
Worst Quarter	30 Sept 2011	-20.82%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2020)

Institutional Class	1 Year	5 Year	10 Year
Returns before taxes	38.45%	17.36%	11.42%
Returns after taxes on distribution	35.07%	15.84%	10.22%
Returns after taxes on distributions and sale of fund shares	24.72%	13.63%	9.05%
Index
MSCI The World Index (Net)(1)(2)	15.90%	12.19%	9.87%

(1)	Reflects no deductions for fees, expenses or taxes.

(2)	MSCI publishes two versions of this index reflecting the reinvestment of dividends using two different methodologies: gross dividends and net dividends. While both versions reflect reinvested dividends, they differ with respect to the manner in which taxes associated with dividend payments are treated. In calculating the net dividends version, MSCI incorporates reinvested dividends applying the withholding tax rate applicable to foreign non-resident institutional investors that do not benefit from double taxation treaties. The Fund believes that the net dividends version better reflects the returns U.S. investors might expect were they to invest directly in the component securities of the index. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).

Management

Investment Advisor

Seaport Global Advisors, LLC is the Fund’s investment advisor.

Investment Sub-Advisor

EntrepreneurShares, LLC is the Fund’s investment sub-advisor (the “Sub-Advisor”).

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since November 11, 2010 and is Managing Director of the Advisor and President of the Sub-Advisor.

Purchase and Sale of Fund Shares

You may redeem or purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 877¬271-8811. You may buy and redeem shares of the Fund each day the New York Stock Exchange (the “NYSE”) is open. The minimum initial investment in the Fund’s Institutional Class, Class A, and Retail Class shares is $2,500 and $1,000 for IRAs. There is a $100 minimum subsequent investment requirement for Class A and Retail Class shares. There is no minimum subsequent investment requirement for Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan. Currently, Retail Class shares and Class A shares are not being offered by the Fund.

You may redeem or purchase Fund shares by sending a written request for redemption to ERShares Global Fund™, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707 or by telephone at 877-271-8811. Investors who wish to redeem (or purchase) shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed. Redemptions will be paid by automated clearing house funds (“ACH”) check or wire transfer. The Fund or its Advisor may waive any of the minimum initial and subsequent investment amounts.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ERSHARES US SMALL CAP FUND

Investment Objective

ERShares US Small Cap Fund™ (the “Fund” in this Summary and other US Small Cap Fund specific sections and “US Small Cap Fund” elsewhere in this Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

SHAREHOLDER FEES	Retail	Institutional
(fees paid directly from your investment)	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses*	0.12%	0.12%
Total Annual Fund Operating Expenses	1.12%	0.87%
Fee Waivers and/or Expense Reimbursements**	(0.02)%	(0.02)%
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements	1.10%	0.85%

*	“Other Expenses” are based on estimated expenses for the current fiscal year for the Retail Class shares.

**	The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding certain borrowing and investment-related costs and fees, taxes, extraordinary expenses and acquired fund fees and expenses) to limit the total annualized expenses of Retail Class shares and Institutional Class shares of the Fund to the amounts of 1.10% and 0.85% per annum, respectively, of net assets attributable to such shares of the Fund through November 1, 2022. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which the Fund is a series. Subject to some limitations, Capital Impact Advisors, LLC, the Funds’ investment advisor (the “Advisor” in this Summary and other US Small Cap Fund specific sections and “Capital Impact Advisors” elsewhere in this Prospectus, shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the first year and the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$112	$354	$615	$1,361
Institutional Class	$87	$276	$480	$1,071

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 439% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the Russell 2000® Index (the “Index”). Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities of small capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States (“Entrepreneurial Companies”). The Fund defines small capitalization companies as those with market capitalizations below that of the largest member of the Russell 2000 Index at the time of initial purchase. Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and American depositary receipts (“ADRs”). If the Fund’s advisor deems market conditions and/or company valuations to be less favorable to either small, mid or large capitalization companies, the Fund may invest at its discretion, outside of the above stated general parameters. The Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial characteristics. The Fund’s advisor then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long- term capital appreciation. By way of example, in conducting the fundamental analysis, the Fund’s advisor looks for companies with a good business, and shareholder-oriented management. The portfolio manager generally will sell a portfolio security when he believes the security has achieved its value potential, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better performance potential.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

●	Manager Risk: How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Small and Medium Sized Companies Risk: The Fund invests in small and medium sized companies, which may have more limited liquidity and greater price volatility than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals.

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies, using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

●	Preferred Stock Risk: Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Convertible Securities Risk: Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

●	Options on Securities Risk: One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The following performance information shows changes in performance from year to year and how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of an index that reflects a broad measure of market performance, the Russell 2000® Total Return Index and a supplemental index, the S&P SmallCap 600. No performance is shown for the Retail Class because it is not in operation, but it may be opened in the future. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ERShares US Small Cap Fund - Institutional Class
Performance Bar Chart for the Calendar Years Ended December 31,

The Fund’s return for the 9-month period ended September 30, 2021 was -7.88%.

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	31 Dec. 2020	30.89%
Worst Quarter	31 Dec. 2018	-21.01%

AVERAGE ANNUAL TOTAL RETURNS

(For periods ended December 31, 2020)

			Since Inception
Institutional Class	1 Year	5 Year	(Dec. 17, 2013)
Returns before taxes	44.92%	20.94%	14.91%
Returns after taxes on distribution	39.83%	17.89%	12.61%
Returns after taxes on distributions and sale of fund shares	29.07%	16.14%	11.48%
Index
Russell 2000® Total Return Index (1)(2)	19.96%	13.26%	9.91%
S&P SmallCap 600(1)(3)	11.29%	12.37%	9.74%

(1)	Reflects no deduction for fees, expenses or taxes

(2)	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Russell Investments is the owner of the trademarks, service marks, and copyrights of the Russell indices. Investors cannot invest directly in an index.

(3)	The S&P SmallCap 600 Index is a capitalization-weighted index of 600 stocks that is designed to measure the small-cap segment of the U.S. equity market. Investors cannot invest directly in an index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management

Investment Advisor

Capital Impact Advisors, LLC is the Fund’s investment advisor.

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since December 17, 2013 and is Chief Executive Officer of the Advisor.

Purchase and Sale of Fund Shares

You may purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 877-271-8811. You may buy and redeem shares of the Fund each day the NYSE is open. The minimum initial investment in the Fund’s Institutional and Retail Class is $2,500 and $1,000 for IRAs. There is no minimum subsequent investment requirement for Retail Class shares or Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan. Currently, Retail Class shares are not being offered by the Fund.

You may redeem or purchase Fund shares by sending a written request for redemption to ERShares US Small Cap Fund™, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707, or by telephone at 877-271-8811. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker- dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ERSHARES US LARGE CAP FUND™

Investment Objective

ERShares US Large Cap Fund™ (the “Fund” in this Summary and other US Large Cap Fund specific sections and “US Large Cap Fund” elsewhere in this Prospectus) seeks long-term capital appreciation.

Fees and Expenses of the Fund

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares, which are not reflected in the table or the example below.

SHAREHOLDER FEES	Retail	Institutional
(fees paid directly from your investment)	Class	Class
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within five business days of purchase)	2.00%	2.00%
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	0.25%	None
Other Expenses*	0.11%	0.11%
Acquired Fund Fees and Expenses**	0.01%	0.01%
Total Annual Fund Operating Expenses	1.02%	0.77%
Fee Waivers and/or Expense Reimbursements***	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Waivers and /or Expense Reimbursements	1.01%	0.76%

*	“Other Expenses” are based on estimated expenses for the current fiscal year for the Retail Class shares.

**	Acquired Fund Fees and Expenses (“AFFEs”) are indirect fees and expenses that funds incur from investing in the shares of other investment companies. The Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the Fund in the table above differs from the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus because the audited information in the “Financial Highlights” reflects the operating expenses and does not include indirect expenses such as AFFEs.

***	The Fund’s investment advisor has contractually agreed to waive fees and/or reimburse expenses (excluding certain borrowing and investment-related costs and fees) to limit the total annualized expenses of the Retail share class and Institutional share class of the Fund to 1.00% and 0.75% per annum, respectively, of net assets attributable to such shares through November 1, 2022. This waiver can be terminated only by a majority vote of the independent trustees of the Trust. Subject to some limitations, Capital Impact Advisors, LLC (the “Advisor” in this Summary and other US Large Cap Fund specific sections and “Capital Impact Advisors” elsewhere in this Prospectus) shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

Example

This example (the “Example”) is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements for the first year and the Total Annual Fund Operating Expenses for the remaining years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Retail Class	$103	$324	$562	$1,247
Institutional Class	$78	$245	$427	$953

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 584% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks investment results that exceed the performance, before fees and expenses, of the S&P 500 Index (the “Index”). The Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics (“Entrepreneurial Companies”), as determined by the Fund’s portfolio manager. Equity securities include common stocks, preferred stocks, convertible preferred stocks, rights, warrants, options and ADRs.

Under normal market conditions, the Fund will invest approximately 85% - 100% of its assets in equity securities of large capitalization companies the business of which is tied economically to the United States, through being domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The Fund may invest in a broad range of securities with discretion to invest across industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Fund’s investment strategy is unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the manager believes possess entrepreneurial characteristics. The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry. The Fund then uses fundamental analysis to identify from this list the Entrepreneurial Companies that it believes have the potential for long- term capital appreciation. The portfolio manager generally will sell a portfolio security when he believes the security will no longer increase in value at the same rate it has in the past, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better price performance potential.

The Fund may engage in securities lending. The Fund may engage in frequent trading of the portfolio, resulting in a high portfolio turnover rate.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with the Fund’s principal investment strategies. These risks include:

●	Manager Risk: How the portfolio manager manages the Fund will affect the Fund’s performance. The Fund may lose money if the portfolio manager’s investment strategy does not achieve the Fund’s objective or the portfolio manager does not implement the strategy properly.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The current novel coronavirus (COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions. Common stock is also subordinate to other securities in a company’s capital structure.

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of unseasoned companies.

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies, using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

●	Preferred Stock Risk: Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Convertible Securities Risk: Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities.

●	Options on Securities Risk: One risk of any put or call option that is held is that the put or call option is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The following performance information shows changes in performance from year to year and how the Fund’s average annual returns for 1 year, 5 years and since inception compare with those of an index that reflects a broad measure of market performance, the S&P 500 Index. No performance is shown for the Retail Class because it is not in operation, but it may be opened in the future. The table shows how the Fund’s average annual returns over time compare with those of a broad measure of market performance. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

ERShares US Large Cap Fund – Institutional Class
Performance Bar Chart for the Calendar Years Ended December 31,

The Fund’s return for the 9-month period ended September 30, 2021 was -11.52%.

During the period shown in the bar chart, the Fund’s best and worst quarters are shown below:

Best Quarter	30 June 2020	22.55%
Worst Quarter	31 Dec. 2018	-18.68%

AVERAGE ANNUAL TOTAL RETURNS

(For period ended December 31, 2020)

			Since Inception
Institutional Class	1 Year	5 Years	(June 30, 2014)
Return before taxes	48.01%	21.30%	16.93%
Return after taxes on distribution	41.78%	19.09%	15.24%
Return after taxes on distribution and sale of fund shares	32.80%	16.99%	13.59%
Index
S&P 500 Index(1) (2)	18.40%	15.22%	12.76%

(1)	Reflects no deduction for fees, expenses or taxes

(2)	The S&P 500 Index is a capitalization-weighted index of 500 stocks that is designed to represent the broad domestic economy through changes in aggregate market value of 500 stocks representing all major industries.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to those who hold their shares through tax-deferred arrangements such as 401(k) plans or IRAs.

Management

Investment Advisor

Capital Impact Advisors, LLC is the Fund’s investment advisor.

Portfolio Manager

Dr. Joel M. Shulman has been the Fund’s portfolio manager since June 30, 2014 and is Managing Director of the Advisor.

Purchase and Sale of Fund Shares

You may redeem or purchase shares of the Fund by contacting your broker-dealer or other financial intermediary, or directly by calling 877-271-8811. You may buy and redeem shares of the Fund each day the NYSE is open. The minimum initial investment in the Fund’s Retail and Institutional Class is $2,500 and $1,000 for Individual Retirement Accounts. There is no minimum subsequent investment requirement for Retail Class shares or Institutional Class shares. A $50 minimum exists for each additional investment made through the Automatic Investment Plan. Currently, Retail Class shares are not being offered by the Fund.

You may redeem or purchase Fund shares by sending a written request for redemption to ERShares US Large Cap Fund™, c/o Ultimus Fund Solutions, LLC P.O. Box 46707, Cincinnati, OH 45246-0707, or by telephone at 877-271-8811. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed. Redemptions will be paid by automated clearing house funds (“ACH”), check or wire transfer. The Fund or its Adviser may waive any of the minimum initial and subsequent investment amounts.

Dividends, Capital Gains, and Taxes

The Fund’s distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case investment distributions may be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND INVESTMENT STRATEGIES

Each of the Funds seek investment results that exceed the performance, before fees and expenses, of the applicable Index, through investing in companies with entrepreneurial attributes.

The ERShares Global Fund (the “Global Fund”) mainly invests in equity securities of global companies with market capitalizations that are above $300 million at the time of initial purchase and possess entrepreneurial characteristic, as determined by the Fund’s portfolio manager.

The ERShares US Small Cap Fund (the “Small Cap Fund”) mainly invests in equity securities of companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States and with market capitalizations below that of the largest member of the Russell 2000 Index at the time of purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.

The ERShares US Large Cap Fund (the “Large Cap Fund”) will principally invest in equity securities of U.S. companies with market capitalizations that are above $5 billion at the time of initial purchase and possess entrepreneurial characteristics, as determined by the Fund’s portfolio manager.

Equity securities include common stocks, preferred stocks, convertible preferred stocks, warrants, options and ADRs.

The Funds invest primarily in common stocks, which represent an ownership interest in a company. They may or may not pay dividends or carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Debt securities and preferred stocks have rights senior to a company’s common stock.

The Funds may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.

The Funds may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities.

The Funds may also purchase, as a non-principal investment strategy, rights, warrants and options from time to time. An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or “writer,” of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium.

The Funds may also purchase ADRs. The US Small Cap Fund and US Large Cap Fund will generally only purchase ADR’s if they are relevantly tied economically to the United States. The stocks of most Foreign Companies that trade in the U.S. markets are traded as ADRs issued by U.S. depository banks. Each ADR represents one or more shares of a foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted for the ratio of ADRs to foreign company shares.

The Funds’ investment objective may be changed without shareholder approval on 60 days written notice to shareholders. The Small Cap Fund and the Large Cap Fund will also provide 60 days’ notice to change their respective 80% investment requirement.

Portfolio Manager Investment Philosophy

It is the view of the applicable portfolio manager for each Fund that organizations that emphasize entrepreneurial culture. Entrepreneurs have the potential to outperform well-established corporations over time. Though they may have much less access to cheap debt or equity, they tend to more than compensate with methods for making their resources go further.

Entrepreneurs with vast financial resources are not always successful. In order to grow, entrepreneurial teams need opportunities to match their resources with appropriate projects. Entrepreneurs tend to position their company at the center of industry growth.  Their wealth is created, in part, from a unique vision on how to extract value within competitive market environments. Eventually the outstanding results of entrepreneurial businesses attract the attention of analysts and the media, and publicly traded stocks of successful Entrepreneurial Companies are bid higher.

The applicable portfolio manager searches for attributes that are markers of entrepreneurial behavior that can be monitored. For example, an organization with an “entrepreneurial culture” is presumed to have a more efficient workforce that would outperform non-Entrepreneurial Companies

The applicable portfolio manager also evaluates “entrepreneurial vision.” The portfolio manager presumes that company managers with better entrepreneurial vision will select more efficient and economically effective growth vehicles, without taking on undue risk. This trait might be represented by superior growth characteristics compared to other non-entrepreneurial peer companies in the same industry.

The Funds’ Principal Investment Strategies

The Global Fund

Under normal market conditions, the Global Fund will invest at least 40% of its assets in equity securities of companies domiciled or headquartered outside of the United States, or whose primary business activities or principal trading markets are located outside of the United States, unless the portfolio manager deems market conditions and/or company valuations to be less favorable to Foreign Companies, in which case, the Global Fund will invest at least 30% of its total assets in Foreign Companies. The Global Fund does not invest in unsponsored or over-the-counter ADRs. The Global Fund may invest in a broad range of securities in both developed and emerging markets. The Global Fund will invest in at least three countries. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The US Small Cap Fund

Under normal market conditions, the US Small Cap Fund will invest at least 80% of its assets in equity securities of small or mid capitalization companies domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The US Small Cap Fund does not invest in unsponsored or over-the-counter ADRs. If the portfolio manager deems market conditions and/or company valuations to be less favorable to either small, mid or large capitalization companies, the Fund may invest at its discretion outside of the above stated general parameters. The US Small Cap Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The US Large Cap Fund

The US Large Cap Fund will invest at least 80% of its net assets (plus any borrowing for investment purposes) in equity securities of companies with market capitalizations that are above $5 billion at the time of initial purchase that are domiciled or headquartered within the United States, or whose primary business activities or principal trading markets are located within the United States. The US Large Cap Fund will comply with the 80% investment requirement under normal circumstances except when taking a temporary defensive position to avoid losses in response to adverse market, economic, political or other conditions or in other limited appropriate circumstances such as when there are unusually large cash inflows or redemptions. Under normal market conditions, the US Large Cap Fund will invest approximately 85%-100% of its assets in equity securities of large capitalization companies the business of which is tied economically to the United States. The Fund may invest in a broad range of securities with discretion to invest across different industry sectors. Some of the companies that the portfolio manager identifies as exhibiting entrepreneurial characteristics may be investment companies or other financial service companies.

The Funds’ investment strategies are unique, in part, due to the portfolio manager’s proprietary process of identifying a universe of companies, including technology companies, that the relevant portfolio manager believes possess entrepreneurial management characteristics. The Funds utilize quantitative models to narrow the broad universe of domestic and Foreign Companies in which they may invest. The Funds then use fundamental analysis to identify from this list the Entrepreneurial Companies that each of them believes have the potential for long-term capital appreciation. By way of example, in conducting the fundamental analysis, a Fund looks for companies with a good business, shareholder-oriented management and organic growth. The portfolio manager generally will sell a portfolio security when the portfolio manager believes the security has achieved its value potential, changing fundamentals signal a deteriorating value potential, or other securities with entrepreneurial characteristics have better performance potential.

The Funds are intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

Investors in the Funds may lose money. The Funds are intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for potential long-term capital appreciation. There are risks associated with each Fund’s principal investment strategies, unless otherwise noted. These risks include:

●	American Depository Receipts Risk (Global Fund only): One risk of investing in an ADR is the political risk of the home country. Instability in the home country increases the risk of investing in an ADR. Another risk is exchange rate risk. ADR shares track the shares in the home country. If a country’s currency is devalued, it will trickle down to the ADR. This can result in a significant loss, even if the company had been performing well. Another related risk is inflationary risk. Inflation is the rate at which the general level of prices for goods and services is rising and, subsequently, purchasing power is falling. Inflation can have a serious negative impact on business because the currency of a country with high inflation becomes less and less valuable each day.

●	Common Stock Risk: Common stock prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

●	Convertible Securities Risk: Convertible securities subject the Fund to the risks associated with both fixed-income securities and equity securities. If a convertible security’s investment value is greater than its conversion value, its price likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

●	Emerging Markets Risk (Global Fund only): The Fund may invest in countries with newly organized or less developed securities markets. There are typically greater risks involved in investing in emerging markets securities. Generally, economic structures in these countries are less diverse and mature than those in developed countries and their political systems tend to be less stable. Emerging market economies may be based on only a few industries, therefore security issuers, including governments, may be more susceptible to economic weakness and more likely to default. Emerging market countries also may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Investments in emerging markets countries may be affected by government policies that restrict foreign investment in certain issuers or industries. The potentially smaller size of their securities markets and lower trading volumes can make investments relatively illiquid and potentially more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines. Due to this relative lack of liquidity, the Fund may have to accept a lower price or may not be able to sell a portfolio security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to meet cash obligations or take advantage of other investment opportunities.

●	Foreign Securities Risk (Global Fund only): To the extent the Fund invest in foreign securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular company or U.S. market sector. Changes in foreign economies and political climates are more likely to affect the Fund than a mutual fund that invests exclusively in U.S. companies. The value of foreign securities is also affected by the value of the local currency relative to the U.S. dollar. There may also be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information. The values of foreign investments may be affected by changes in exchange control regulations, application of foreign tax laws (including withholding tax), changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. In addition, foreign brokerage commissions, custody fees and other costs of investing in foreign securities are generally higher than in the United States. Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations. As a result, the Fund may be exposed to greater risk and will be more dependent on the adviser’s ability to assess such risk than if the Fund invested solely in more developed countries.

●	Investments in Other Investment Companies Risk: Shareholders will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be indirectly subject to the investment risks of the other investment companies.

●	Large Shareholder Risk: The Fund has a majority shareholder and may experience adverse effects when this large shareholder purchases or redeems large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. If the majority shareholder were to redeem all of its shares this could impact the ability of the Fund to continue its operations. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that the large shareholder can purchase or redeem a significant percentage of Fund shares at any time.

●	Manager Risk: The Adviser’s reliance on its strategy and its judgments about the value and potential appreciation securities in which the Fund invests may prove to be incorrect, including the Adviser’s tactical allocation of the Fund’s portfolio among its investments. The ability of the Fund to meet its investment objective is directly related to the Adviser’s proprietary investment process. The Adviser’s assessment of the relative value of securities, their attractiveness and potential appreciation of particular investments in which the Fund invests may prove to be incorrect and there is no guarantee that the Adviser’s investment strategy will produce the desired results.

●	Market and Geopolitical Risk: Stock markets can be volatile. In other words, the prices of stocks can rise or fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions. The Fund’s investments may decline in value if the stock markets perform poorly. There is also a risk that the Fund’s investments will underperform the securities markets generally. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. If the portfolio manager’s perception of a company’s potential relative to its downward price risk is wrong, the securities purchased may not perform as expected, causing losses that will reduce the Fund’s returns. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value, and the Fund’s value-oriented approach may fail to produce the intended results. When the market price of a common stock underlying a convertible security decreases in response to the activities and financial prospects of the company, the value of the convertible security may also decrease. The market’s daily movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The value and growth-oriented equity securities purchased by the Fund may experience large price swings and potential for loss. An outbreak of infectious respiratory illness caused by the novel coronavirus known as COVID-19 was first detected in China in December 2019 before spreading worldwide and being declared a global pandemic by the World Health Organization in March 2020. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings, disruption and delays in healthcare services, prolonged quarantines, cancellations, temporary store closures, social distancing, government ordered curfews and business closures, disruptions to supply chains and consumer activity, shortages, highly volatile financial markets, and general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies and capital markets of many nations or the entire global economy, as well as individual companies, entire sectors, and securities and commodities markets (including liquidity), in ways that may not necessarily be foreseen at the present time. COVID-19 and other health crises in the future may exacerbate other pre-existing political, social and economic risks, and its impact in developing or emerging market countries may be greater due to less established health care systems. The duration and ultimate impact of the current outbreak is not known. There is a risk that you may lose money by investing in the Fund.

●	Options on Securities Risk: The Fund may lose the entire put option premium paid if the underlying security does not decrease in value at expiration. Put options may not be an effective hedge because they may have imperfect correlation to the value of the Fund’s portfolio securities. Purchased put options may decline in value due to changes in price of the underlying security, passage of time and changes in volatility. Written call and put options may limit the Fund’s participation in equity market gains and may magnify the losses if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund will incur a loss as a result of a written options (also known as a short position) if the price of the written option instrument increases in value between the date when the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in an unhedged written call transaction.

●	Preferred Stock Risk: The Funds may invest in preferred stocks. The value of preferred stocks will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of preferred stock. Preferred stocks are also subject to credit risk, which is the possibility that an issuer of preferred stock will fail to make its dividend payments. Preferred stock prices tend to move more slowly upwards than common stock prices.

●	Quantitative Investment Approach Risk: The Fund utilizes a combined approach of quantitative and qualitative analysis. The Fund employs a number of quantitative filters in identifying a broad array of Entrepreneurial Companies using factors that are indicative of entrepreneurial behavior. After this quantitative analysis, the Fund performs fundamental analysis in determining its final stock selection. While the portfolio manager continuously reviews and refines, if necessary, his investment approach, there may be market conditions where the quantitative or qualitative investment approaches perform poorly.

●	Rights and Warrants Risk: The Fund may purchase rights and warrants to purchase equity securities. Investments in rights and warrants are pure speculation in that they have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. They do not represent ownership of the securities, but only the right to buy them. The prices of rights (if traded independently) and warrants do not necessarily move parallel to the prices of the underlying securities. Rights and warrants involve the risk that the Fund could lose the purchase value of the warrant if the warrant is not exercised prior to its expiration. They also involve the risk that the effective price paid for the warrant added to the subscription price of the related security may be greater than the value of the subscribed security’s market price.

●	Small and Medium Sized Companies Risk (Global Fund and US Small Cap Fund only): The earnings and prospects of small and medium sized companies are more volatile than larger companies and may experience higher failure rates than larger companies. Small and medium sized companies normally have a lower trading volume than larger companies, which may tend to make their market price fall more disproportionately than larger companies in response to selling pressures and may have limited markets, product lines, or financial resources and lack management experience.

●	Technology Company Investing Risk: Investment in technology companies, including companies engaged in Internet-related activities, is subject to the risk of short product cycles and rapid obsolescence of products and services and competition from new and existing companies. The realization of any one of these risks may result in significant earnings loss and price volatility. Some technology companies also have limited operating histories and are subject to the risks of small or unseasoned companies, as described under “Small and Medium Sized Companies Risk.”

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate may be above 100% annually.

●	Securities Lending Risk: Although the Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Temporary Defensive Positions

Ordinarily, the applicable portfolio manager intends to keep the portfolio of a Fund fully invested in entrepreneurial stocks; however, a Fund may, in response to adverse market, economic, political or other conditions, take temporary defensive positions. In such circumstances a Fund may invest in money market instruments (such as U.S. Treasury Bills, commercial paper or repurchase agreements). A Fund will not be able to achieve its investment objective of long-term capital appreciation to the extent that it invests in money market instruments since these securities do not appreciate in value. When a Fund is not taking a temporary defensive position, it may hold some cash and money market instruments so that it can pay its expenses, satisfy redemption requests or take advantage of investment opportunities. Under normal circumstances, a Fund will not invest more than 20% of its assets in cash and money market instruments. In the case of the US Small Cap Fund, in certain limited market conditions the Russell 3000® Index may be a relevant benchmark, for example, where a defensive posture is taken.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds’ statement of additional information (the “SAI”), which is incorporated by reference into this Prospectus, contains a description of the Funds’ policies and procedures with respect to the disclosure of its portfolio holdings.

MANAGEMENT OF THE FUNDS

Seaport Global Advisors, LLC (“Seaport”) located at 175 Federal St., Suite 875, Boston, MA 02110, formerly known as Weston Capital Advisors, LLC, is the Global Fund’s investment advisor and was formed on June 3, 2010. EntrepreneurShares, LLC (“Sub-Advisor”), located at 175 Federal St., Suite 875, Boston, MA 02110, is the Global Fund’s investment sub-advisor and was formed on April 1, 2010. Seaport has delegated the day-to-day management of the Global Fund’s portfolio to the Sub-Advisor.

Capital Impact Advisors, LLC (“Capital Impact Advisors”), located at 175 Federal St., Suite 875, Boston, MA 02110, is the investment advisor to both the US Small Cap Fund and the US Large Cap Fund and was formed on April 16, 2013.

Dr. Joel M. Shulman is the principal of Seaport, Capital Impact Advisors and the Sub-Advisor (the “Advisory Entities”), Chief Executive Officer of Seaport and Capital Impact Advisors and President of the Sub-Advisor. While Dr. Shulman controls Capital Impact Advisors, the Pentegra Defined Benefit Plan for Financial Institutions (the “Pentegra DB Plan”), a tax qualified pension plan and trust, holds a 25% equity stake in Capital Impact Advisors. The Pentegra DB Plan received its ownership in Capital Impact Advisors in February 2014 in exchange for seeding the ERShares US Small Cap Fund and the ERShares US Large Cap Fund, and the Pentegra DB Plan is the majority shareholder of each of the Funds. The Advisory Entities provide all the investment advisory services to the Funds.

For its advisory services, the Global Fund pays Seaport a monthly fee at the annual rate of 1.25% of its average daily net assets. Seaport, in turn, pays a fee to the Sub-Advisor from its own assets. The sub-advisory fee is not an additional expense of the Global Fund.

For its services to the Global Fund, Seaport shall pay the Sub-Advisor a fee, paid monthly, based on the average net asset value of the Global Fund, as determined by valuations made as of the close of each business day of the month. The fee shall be 1/12 of 0.50% on the first $15 million of the average daily net assets of the Global Fund and 1/12 of 0.55% on the next $85 million of the daily net assets of the Fund and 1/12 of 0.73% on the next $150 million of the daily net assets of the Global Fund and 1/12 of0.80% on the next $250 million of the daily net assets of the Global Fund and 1/12 of 0.85% in excess of $500 million. If the average daily net assets of the Global Fund remain above any of the breakpoints of $15 million, $100 million, $250 million and $500 million for more than one year, the next month’s fee will be paid at the next highest rate.

For its advisory services, the US Small Cap Fund pays Capital Impact Advisors a monthly fee at the annual rate of 0.75% of its average daily net assets. For its advisory services, the US Large Cap Fund pays Capital Impact Advisors a monthly fee at the annual rate of 0.65% of its average daily net assets.

For the fiscal year ended June 30, 2021, net of any applicable fee waivers, the Global Fund paid Seaport an effective investment advisory fee equal to 1.25%; the US Small Cap Fund paid Capital Impact Advisors an effective investment advisory fee equal to 0.75% and the US Large Cap Fund paid Capital Impact Advisors an effective investment advisory fee equal to 0.64%, in each case, of the average daily net assets of the applicable Fund.

The Funds are series of the Trust. A discussion regarding the basis for approval by the Board of Trustees of the Trust (the “Board”) of each Fund’s advisory agreements and, in the case of the Global Fund, its sub-advisory agreement, is available in each Fund’s semi-annual report for the period ended December 31, 2020.

Dr. Shulman has been the Funds’ portfolio manager since its inception. As such, he is primarily responsible for the day-to-day management of each Fund’s portfolio. Dr. Shulman has been employed by EntrepreneurShares as a portfolio manager since November 2010 and by Capital Impact Advisors since April 2013. In addition, Dr. Shulman has managed private funds and individual accounts for over ten years. Since 1992, he has been a Professor at Babson College (the number one-ranked graduate and undergraduate program in entrepreneurship, according to BusinessWeek and U.S. News & World Report for the last 18 years), where he previously held the Robert F. Weissman Term Chair of Entrepreneurship. He holds a Ph.D. in Finance from Michigan State University and is a CFA charter holder. Dr. Shulman also holds an MPA from the Harvard Kennedy School at Harvard University.

The SAI, which is incorporated by reference into this Prospectus, provides additional information about Dr. Shulman’s compensation, other accounts managed and ownership of securities in the Funds.

Fee Waiver

Seaport and Capital Impact Advisors have each contractually agreed to waive fees and/or reimburse expenses (excluding borrowing and investment-related costs and fees, taxes, extraordinary expenses, and fees and expenses of underlying funds) to limit the total annualized expenses of shares of the Funds to a per annum percentage of net assets attributable to such shares of the relevant Fund through November 1, 2022. This percentage limit is, for the Global Fund, 1.95%, 1.70% and 1.95%, relating to the Retail Class, Institutional Class and Class A respectively; for the US Small Cap Fund, 1.10% and 0.85% relating to the Retail Class and Institutional Class respectively; and for the US Large Cap Fund, 1.00% and 0.75% relating to the Retail Class and Institutional Class respectively. This waiver can be terminated only by a majority vote of the independent trustees of the Trust, of which each Fund is a series. The relevant Advisor shall be permitted to recover expenses it has borne subsequent to the effective date of this agreement (whether through reduction of its advisory fee or otherwise) in later periods to the extent that the applicable Fund’s expenses fall below the annual rates set forth above, given that such a rate is not greater than the rate that was in place at the time of the waiver, provided, however, that the applicable Fund is not obligated to pay any such reimbursed fees more than three years after the expense was incurred by Advisor.

THE FUNDS’ SHARE PRICE

Purchases of the Retail and Institutional Class shares of each Fund are priced at the NAVs of those share classes. In the case of the Global Fund only, the public offering price for Class A shares is the NAV for Class A shares plus the applicable sales charge, which depends on the amount of the investment.

The NAV for each class of each Fund’s shares normally is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for trading. The NYSE is closed on national holidays, Good Friday and weekends. The NAV for each share class is calculated based on the market prices of the securities held by a Fund (other than money market instruments, which are generally valued at amortized cost, as explained below). If market quotations for the securities and other assets held by a Fund are not readily available, such Fund values such securities and assets at their fair value pursuant to procedures established by and under the supervision of the Board.

Short-term investments held with a maturity of 60 days or less generally are valued at amortized cost, as the Board believes that this method of valuing short-term investments approximates market value. However, the Board may from time to time utilize a valuation method other than amortized cost when appropriate, for example, when the creditworthiness of the issuer is impaired or for other reasons. Short-term investments with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, they are generally valued at amortized cost.

Types of securities that the Funds may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including “restricted” securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; (d) securities whose trading has been halted or suspended, as permitted by the Securities and Exchange Commission (the “SEC”); (e) foreign securities, if an event or development has occurred subsequent to the close of the foreign market and prior to the close of regular trading on the NYSE that would materially affect the value of the security; and (f) fixed income securities that have gone into default and for which there is not a current market value quotation. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that any Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which such Fund determines its NAV per share.

As the Global Fund intends to, and the US Small Cap Fund and the US Large Cap Fund may, hold certain portfolio securities that are primarily listed on foreign exchanges and trade on weekends or other days when the relevant Fund does not price its shares, such Fund’s NAV may change on days when shareholders will not be able to purchase or redeem Fund shares.

The Funds will process orders that each of them receives in good order prior to the close of regular trading on a day that the NYSE is open at the NAV for the relevant class of shares determined later that day. It will process purchase orders and redemption orders that it receives in good order after the close of regular trading on the NYSE at the NAV for the relevant class of shares calculated on the next day the NYSE is open.

PURCHASING SHARES

How to Purchase Shares of the Funds

1.	Read this Prospectus carefully.

2.	Determine in which Fund and how much you want to invest keeping in mind the following minimums:

The Global Fund

A.	Initial Investments

●	Retail Class accounts $2,500

●	Institutional Class accounts $2,500

●	IRAs or ESAs $1,000

●	Class A accounts $2,500

B.	Additional Investments

●	Retail Class accounts No minimum

●	Institutional Class accounts No minimum

●	Automatic Investment Plan $50

●	Dividend Reinvestment No minimum

●	Class A accounts $100

The US Small Cap Fund

A.	Initial Investments

●	Retail Class accounts $2,500

●	Institutional Class accounts $2,500

●	IRAs or ESAs $1,000

B.	Additional Investments

●	Retail Class accounts No minimum

●	Institutional Class accounts No minimum

●	Automatic Investment Plan $50

●	Dividend Reinvestment No minimum

The US Large Cap Fund

A.	Initial Investments

●	Retail Class accounts $2,500

●	Institutional Class accounts $2,500

●	IRAs or ESAs $1,000

B.	Additional Investments

●	Retail Class accounts No minimum

●	Institutional Class accounts No minimum

●	Automatic Investment Plan $50

●	Dividend Reinvestment No minimum

In compliance with the USA PATRIOT Act of 2001, please note that the Funds’ transfer agent will verify certain information on your Purchase Application as part of the Funds’ Anti-Money Laundering Program. As requested on the Purchase Application, you should supply your full name, date of birth, Social Security number, and permanent street address. The relevant Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P.O. Box will not be accepted. If the transfer agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to place a transaction on the account. The relevant Fund also reserves the right to close the account within five business days if satisfactory documentation is not received. If you have any questions, please call 877-271-8811.

All purchase orders received in good order by a Fund (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on that day for the class of shares being purchased, and all purchase orders received in good order by such Fund (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the appropriate price calculated on the next business day for that class of shares.

3.	Make your check payable to “ERShares Global Fund,” “ERShares US Small Cap Fund”, and/or “ERShares US Large Cap Fund,” as the case may be. All checks must be in U.S. Dollars drawn on a domestic bank. The Funds will not accept cash or money orders. Due to the risks associated, the Funds also will not accept third party checks, Treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. Post-dated checks or any conditional order or payment cannot be accepted for the purchase of Fund shares. An ACH draft cannot be used for the initial purchase of shares.

Ultimus Fund Solutions, LLC (“Ultimus”), the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for insufficient funds. The shareholder will also be responsible for any losses suffered by a Fund as a result. A Fund may redeem shares you own as reimbursement for any such losses. Each Fund reserves the right to reject, without prior notification, any purchase order for shares of that Fund. Following any such rejection, the Fund will notify the investor of the rejected purchase order.

4.	Send the application and check to:

BY FIRST CLASS MAIL

ERShares Global Fund™, ERShares US Small Cap Fund™, and/or ERShares US Large Cap Fund™, as the case may be.

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246-0707

BY OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

ERShares Global Fund, ERShares US Small Cap Fund, and/or ERShares US Large Cap Fund, as the case may be.

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Please do not send letters by overnight delivery service or registered mail to the post office box address.

5.	Purchase through Brokers: You may invest in a Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of a Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

6.	If you wish to wire money to make an investment in a Fund, please call the Fund at 877-271-8811 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. Each Fund normally will accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

You may purchase shares of a Fund by using proceeds from the simultaneous redemption of shares of another EntrepreneurShares Fund. See “Exchanging Shares” below.

Exchanging Shares

Shareholders of record may exchange shares of a Fund for shares of any other Fund in the EntrepreneurShares fund family on any business day by contacting the Fund in which the investor is a shareholder of record directly. This exchange privilege may be changed or canceled by a Fund at any time. Exchanges are allowed between identically registered accounts. You must meet the minimum initial investment when opening a new account via exchange. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss. This is not a tax-free exchange. An exchange request received by a Fund prior to market close will be made at that day’s closing NAV. If you do not wish to have this privilege on your account, you can decline this option on your account application. If you need to rescind this option, you can contact the applicable Fund at any time to have this privilege removed from your account.

Choosing a Share Class – Global Fund

The Fund currently offers Institutional Class shares only, though it may offer Retail Class shares and Class A shares in the future. The three classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject.

●	Class A shares bear an initial sales load of 4.75% (which may decline, based on the amount invested, as explained further below, under “Shares Sales Charges are Calculated”). In addition, Class A shares are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares. Class A shares are available for purchase by investors who purchase shares of the Fund through registered broker-dealers.

●	Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Retail Class shares are available for purchase by all types of investors.

●	Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees. Institutional Class shares are available only to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund, the Advisor or the Sub-Advisor. Institutional Class shares may also be available on brokerage platforms of firms that have agreements with EntrepreneurShares Series Trust to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds may be available in other share classes that have different fees and expenses.

How Class A Shares Sales Charges are Calculated

Class A shares are sold to investors at the public offering price, which is the NAV plus an initial sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table. As provided in the table, the percentage sales charge declines based upon the dollar value of Class A shares an investor purchases.

	As a	As a
	Percentage of	Percentage of
Your Investment	Offering Price	Your Investment
Less than $50,000	4.75%	4.99%
At least $50,000 but less than $100,000	3.75%	3.90%
At least $100,000 but less than $250,000	2.75%	2.83%
At least $250,000 but less than $500,000	1.75%	1.78%
At least $500,000 but less than $1,000,000	1.00%	1.01%
At least $1,000,000	None*	None*

*	Although investors pay no initial sales charge when they invest $1,000,000 or more in Class A shares of the Fund, such investors may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the Class A shares at the date of purchase or the value of the shares at the time of redemption if they redeem within one year of purchase.

Initial Sales Charge Reductions

Letter of Intent. By signing a Letter of Intent (“LOI”) you can reduce your Class A sales charge. Your individual purchases will be made at the applicable sales charge based on the amount you intend to invest over a 13-month period. The LOI will apply to all purchases of the Fund’s Class A shares. Any Class A shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 4.75% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that period the total amount of purchases made is less than the amount stated in the LOI, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained by redemption of some or all of the escrowed shares. Any remaining escrowed shares will be released to you.

Right of Accumulation. You may combine your new purchase of Class A shares with other Class A shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current POP of all other shares you own. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares.

Sales Charge Waivers The sales charge on purchases of Class A shares is waived for certain types of investors, including: Current and retired directors and officers of any Fund sponsored by the Adviser or any of its subsidiaries, and their families (e.g., spouse, children, mother or father). Employees of the Adviser and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having dealer agreements with the Distributor (a “Selling Broker”) and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons). Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of a Fund’s shares and their immediate families. Participants in certain “wrap-fee” or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor. Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisers may charge a separate fee. Institutional investors (which may include bank trust departments and registered investment advisers). Any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Distributor. Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts. Employer-sponsored retirement or benefit plans with total plan assets in excess of $5 million where the plan’s investments in a Fund are part of an omnibus account. A minimum initial investment of $1 million in a Fund is required. The Distributor in its sole discretion may waive these minimum dollar requirements. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares.

Class A Initial Sales Charge Waivers

Class A initial sales charges may be waived for certain types of investors, including:

●	Investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by nonaffiliated broker-dealers and other financial institutions that have entered into agreements with the Fund, the Fund’s distributor (the Distributor), or its affiliates.

●	Any accounts established on behalf of registered investment advisors or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the Fund, the Distributor, or its affiliates.

If you qualify for a waiver of the Class A initial sales charge, you must notify your Servicing Agent or the transfer agent at the time of purchase.

Investments of $1,000,000 or More in Class A Shares

Although an initial sales charge is not imposed on a purchase of $1,000,000 or more in the Fund’s Class A shares, the investor may be subject to a contingent deferred sales charge (CDSC) of up to 1.00% of the lesser of the cost of the shares at the date of purchase or the value of the shares at the time of redemption, if the shares are redeemed within one year of purchase.

The Distributor may pay up to 1.00% to a broker-dealer, financial institution or other service provider (a Servicing Agent) for Class A share purchase amounts of $1,000,000 or more. The Servicing Agent may receive both a payment of up to 1.00% from the Distributor, as well as the annual distribution and service (Rule 12b-1) fee, starting immediately after purchase. Please contact your Servicing Agent for more information.

Waivers of Class A CDSCs

The CDSC that may be charged on investments in Class A shares in excess of $1,000,000 that are sold within one year of purchase will be waived in the following cases:

●	Sales of Class A shares held at the time the investor dies or becomes disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code of 1986 (the Code), which relates to the ability to engage in gainful employment), if the shares are: (1) registered either in the investor’s name (not a trust) or in the names of the investor and his or her spouse as joint tenants with rights of survivorship; or (2) held in a qualified corporate or self-employed retirement plan, IRA, or 403(b) Custodial Account, provided, in any case, that the sale is requested within one year of the investor’s death or initial determination of disability.

●	Sales of Class A shares in connection with the following retirement plan “distributions”: (1) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a “key employee” of a “top heavy” plan, following attainment of age 591/2); (2) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (3) a tax-free return of an excess IRA contribution (a “distribution” does not include a direct transfer of IRA, 403(b) Custodial Account, or retirement plan assets to a successor custodian or trustee). The charge also may be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in the Fund. In such event, the Fund will “tack” the period for which the original shares were held onto the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also may be waived on any redemption that results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code or the return of excess deferral amounts pursuant to Code Section 401(k)(8) or 402(g)(2). In addition, the charge may be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).

●	Sales of Class A shares in connection with the Systematic Withdrawal Plan, subject to the conditions outlined below under “How to Redeem Using a Systematic Withdrawal Plan.”

All waivers will be granted only following the Distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Servicing Agent. In order to obtain a waiver, you may be required to provide information and records, such as account statements, to your Servicing Agent. Please retain all account statements. The records required for a CDSC waiver may not be maintained by the Fund, its transfer agent, or your Servicing Agent.

Reinstatement Privilege

If you sell Class A shares of a Fund, you may reinvest some or all of the proceeds in the Class A shares of the Fund within 120 days without a sales charge, as long as the Distributor or your Servicing Agent is notified before you reinvest. If you paid a CDSC when you sold shares and you reinvest in Class A shares of the Fund within 120 days of such sale, the amount of the CDSC you paid will be deducted from the amount of initial sales charge due on the purchase of Class A shares of the Fund, if you notify your Servicing Agent. All accounts involved must have the same registration.

More About CDSCs

You do not pay a CDSC on the following:

●	Class A shares representing reinvested distributions and dividends

●	Class A shares held longer than one year from the date of purchase

The Distributor receives CDSCs as partial compensation for its expenses in selling shares, including the payment of compensation to your Servicing Agent.

Choosing a Share Class – US Small Cap Fund and US Large Cap Fund

These two Funds currently offer Institutional Class shares only, though each may offer Retail Class shares in the future. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject.

●	Retail Class shares are not subject to any sales loads, but are subject to distribution and service (Rule 12b-1) fees of up to 0.25% of the Fund’s average daily net assets attributable to Retail Class shares. Retail Class shares are available for purchase by all types of investors.

●	Institutional Class shares are not subject to any sales loads or distribution and service (Rule 12b-1) fees. Institutional Class shares are available only to shareholders who invest directly in the applicable Fund, or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or its advisor. Institutional Class shares may also be available on brokerage platforms of firms that have agreements with EntrepreneurShares Series Trust to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Funds may be available in other share classes that have different fees and expenses.

Purchasing Shares from Broker-Dealers, Financial Institutions and Others

Some broker-dealers may sell shares of the Funds. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the relevant Fund or its advisors.

The Funds may enter into agreements with servicing agents (“Servicing Agents”) that may include a Fund or Funds as an investment alternative in the programs they offer or administer. Depending on the Servicing Agent’s arrangements, you may qualify to purchase Institutional Class shares, which are subject to lower ongoing expenses. Servicing Agents may:

●	Become shareholders of record of a Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agents. This also means that purchases made through Servicing Agents may not be subject to the minimum purchase requirements of such Fund.

●	Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from a Fund. Please contact your Servicing Agent for information regarding cut-off times for trading a Fund.

●	Charge fees for to their customers for the services they provide them. Also, a Fund and/or its advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers.

●	Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the NYSE, it will receive same day pricing.

●	Be authorized to accept purchase orders on behalf of a Fund (and designate other Servicing Agents to accept purchase orders on a Fund’s behalf). If a Fund has entered into an agreement with a Servicing Agent pursuant to which the Servicing Agent (or its designee) has been authorized to accept purchase orders on such Fund’s behalf, then all purchase orders received in good order by the Servicing Agent (or its designee) before the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive that day’s NAV, and all purchase orders received in good order by the Servicing Agent (or its designee) after the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time) will receive the next day’s NAV.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the Servicing Agent to determine whether the Servicing Agent has entered into an agreement with a Fund. When you purchase shares of a Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with that Fund. If the Servicing Agent does not, or if it does not pay the purchase price to such Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

A Fund and/or its advisor may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute such Fund. The amount of these payments is determined by such Fund and/or its advisor and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of such Fund available to their customers, and may allow the Fund greater access to such Servicing Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements are in place when evaluating any recommendation to purchase shares of a Fund.

Other Information about Purchasing Shares of a Fund

A Fund may reject any Purchase Application for any reason. A Fund will not accept any initial purchase orders by telephone unless they are from a Servicing Agent, which has an agreement with that Fund.

The Funds will not issue certificates evidencing shares. Instead, the Funds will send investors written confirmation for all purchases of shares.

The Funds offer a systematic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Systematic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Systematic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House (“ACH”). The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate a Systematic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Funds offer a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are ACH members can be used for telephone transactions. You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time. Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear. Fund shares are purchased at the NAV for the relevant class (plus any applicable sales charge) determined as of the close of regular trading on the day that UFS receives the purchase order. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.

Shareholders of record may exchange shares of a Fund for shares of any other Fund in the EntrepreneurShares fund family on any business day by contacting such Fund directly. Exchanges are allowed between identically registered accounts. You must meet the minimum initial investment when opening a new account via exchange. In addition, subsequent exchanges between Funds must meet the minimum investment requirement for additional investments of the new Fund. For exchange purposes, you may only exchange shares of Funds within the same share class. An exchange from one Fund to another is treated the same as an ordinary redemption and purchase for federal income tax purposes upon which you may realize a capital gain or loss. This is not a tax-free exchange. An exchange request received by a Fund prior to market close will be made at that day’s closing NAV. If you do not wish to have this privilege on your account, you can decline this option on your account application. If you need to rescind this option, you can contact that Fund at any time to have this privilege removed from your account. Because frequent trading can hurt a Fund’s performance and shareholders, each Fund reserves the right to temporarily or permanently limit the number of exchanges you may make or to otherwise prohibit or restrict you from making an exchange at any time, without notice.

The Funds offer the following tax-advantaged savings plans:

Traditional IRA

IRA

SEP IRA

Simple IRA

Roth IRA

Coverdell Education Savings Account (ESA)

The Funds recommend that investors consult with a competent financial and tax advisor regarding an IRA or ESA before investing. Investors can obtain further information about the automatic investment plan, the telephone purchase plan, the IRAs and the ESA by calling 877-271-8811.

If you would like to purchase shares for a retirement or education savings account, please call 877-271-8811 for additional information.

Householding

To reduce expenses, each Fund generally mails only one copy of its prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders that such Fund reasonably believes are from the same family and household. This is referred to as “householding.” If you wish to discontinue householding and would like to receive individual copies of these documents, please call us at 877-271-8811. Once a Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving requests. This policy does not apply to account statements.

Inactivity

Under certain circumstances, if no activity occurs in an account within a time period specified by state law, your shares of a Fund may be transferred to that state. Please call 877-271-8811 for additional information.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

●	Account number(s)

●	The amount of money or number of shares being redeemed

●	The name(s) on the account

●	Daytime phone number

●	Additional information that the applicable Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who gold shares in a fiduciary or representative capacity. Please contact Ultimus in advance at 877-271-8811 if you have any questions

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, will be required for the following situations:

●	When redemption proceeds are payable or sent to any person, address, or bank account not on record

●	The redemption request is received within 30 calendar days after an address change

●	If the ownership is being changed on your account

●	For redemptions in excess of $50,000

In addition to the situations described above, the applicable Fund and/or the transfer agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees generally will be accepted from domestic banks, broker-dealers, credit unions, national securities associations, clearing agencies and savings associations, as well as from participants in the NYSE Medallion Signature Program and the Securities Transfer Agent Medallion Program.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source.

A notarized signature is not an acceptable substitute for a Medallion Signature Guarantee.

Send the letter of instruction to:

FOR FIRST CLASS MAIL

Global Fund, US Small Cap Fund, and/or US Large Cap Fund, as the case may be.

Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246-0707

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL

Global Fund, US Small Cap Fund, and/or US Large Cap Fund, as the case may be.

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Please do not send letters of instruction by overnight delivery service or registered mail to the post office box address.

How to Redeem (Sell) Shares by Telephone

Instruct Ultimus that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee or a signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the applicable Fund will accept telephone instructions from any one owner or authorized person.

To redeem by telephone, please call Ultimus at 877-271-8811. Please do not call a Fund or its advisor.

Neither the Fund, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

How to Redeem using a Systematic Withdrawal Plan

Instruct Ultimus that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the ACH network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the applicable Fund and you may terminate the Plan by contacting Ultimus in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem (Sell) Shares through Servicing Agents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined NAV after:

●	Ultimus receives your written request in the proper form with all required information

●	Ultimus receives your authorized telephone request with all required information

●	A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the applicable Fund receives your request in accordance with its procedures

Good Order

Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption.

Payment of Redemption Proceeds

For those shareholders who redeem shares by mail, Ultimus will mail a check in the amount of the redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.

●	For those shareholders who redeem by telephone, Ultimus will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer (“EFT”) or wire. An EFT generally takes two to three business days to reach the shareholder’s account whereas Ultimus generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the applicable Fund may direct Ultimus to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

○	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

○	The Funds have the right to pay redemption proceeds to you in whole or in part by a distribution of securities from a Fund’s portfolio (referred to as an “in kind” distribution) and may do so in the form of pro-rata slices of such Fund’s portfolio, individual securities, or a representative basket of securities. It is not expected that a Fund would do so except in unusual circumstances. If a Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash. Also, a shareholder who receives a redemption in kind bears the market risk of the securities until they are converted into cash.

●	Each Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within five business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

Other Redemption Considerations

When redeeming shares of a Fund, shareholders should consider the following:

●	The redemption may result in a taxable gain.

●	Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

●	The applicable Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, a Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the NYSE is closed or during emergency circumstances, as determined by the SEC.

●	If you purchased shares by check, the applicable Fund may delay the payment of redemption proceeds until it is reasonably satisfied the check has cleared (which may take up to 15 calendar days from the date of purchase).

●	Ultimus will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

●	Ultimus will not accept telephone redemption requests made within 30 calendar days after an address change.

●	Each Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The applicable Fund and Ultimus may modify or terminate their procedures for telephone redemptions at any time. Neither the applicable Fund nor Ultimus will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. If an account has more than one owner or authorized person, a Fund will accept telephone instructions from any one owner or authorized person. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact Ultimus by telephone, he or she should make a redemption request in writing in the manner described earlier.

●	Ultimus currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by EFT.

●	The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example and not limited to, (1) if the shareholder fails to provide the Funds with identification required by law; (2) if the Funds are unable to verify the information received from the shareholder; and (3) to reimburse a Fund for any loss sustained by reason of the failure of the shareholder to make full payment for shares purchased by the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

●	If your account balance falls below $2,500 (or $1,000 for IRAs and ESAs) for any reason, you will be given 60 days to make additional investments so that your account balance is $2,500 or more (or $1,000 for IRAs and ESAs), as applicable. If you do not, that Fund may close your account and mail the redemption proceeds to you. Where a retirement plan or other financial intermediary holds Institutional Class shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Class shares

●	Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Frequent Purchases and Redemptions of a Fund’s Shares

Frequent purchases and redemptions of a Fund’s shares by a shareholder may harm other shareholders by interfering with the efficient management of the Fund’s portfolio, increasing brokerage and administrative costs, and potentially diluting the value of their shares. Accordingly, the Board discourages frequent purchases and redemptions of shares of a Fund and has adopted policies and procedures that:

1.	Reserve the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the relevant Fund believes might engage in frequent purchases and redemptions of Fund shares; and

2.	Impose a 2% redemption fee on redemptions that occur within five business days of the share purchase.

The redemption fee does not apply to retirement plans (if the plans request and receive a waiver of the fee), but otherwise applies to all investors in a Fund, including those who invest through omnibus accounts at intermediaries such as broker-dealers. Each Fund relies on intermediaries to determine when a redemption occurs within five business days of purchase. Shareholders purchasing shares through an intermediary should contact the intermediary or refer to their account agreement or plan document for information about how the redemption fee for transactions in the intermediary’s omnibus accounts works and any differences between the applicable Fund redemption fee procedures and the intermediary’s redemption fee procedures. The right to reject an order applies to any order, including an order placed from an omnibus account or a retirement plan. Although the Funds have taken steps to discourage frequent purchases and redemptions of Fund shares, there is no guarantee that such trading will not occur. A Fund may, in its sole discretion, waive the redemption fee in the case of death, disability, hardship, or other limited circumstances that do not indicate market timing strategies.

Inactive Accounts

Your account may be transferred to your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. If the Funds are unable to locate a shareholder, they will determine whether the shareholder’s account can legally be considered abandoned. The Funds are legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Interest or income is not earned on redemption or distribution checks sent to you during the time the check remained uncashed.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Each Fund distributes substantially all of its net investment income and substantially all of its capital gains annually. You have two distribution options:

1.	Automatic Reinvestment Option – Both dividend and capital gain distributions will be reinvested in additional shares of the applicable Fund.

2.	All Cash Option – Both dividend and capital gain distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the applicable Fund reserves the right to reinvest the distribution check in the shareholder’s account at such Fund’s then current NAV and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to Ultimus or by calling 877-271-8811.

For Fund shareholders who are not investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, dividends received from a Fund, whether reinvested or taken as cash, are generally considered taxable. Dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gain. Whether gains are short-term or long-term depends on the Fund’s holding period. Some dividends paid in January may be taxable as if they had been paid the previous December.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, a Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Funds have chosen Average Cost as its default tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. A Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than a Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax adviser with regard to your personal circumstances.

A Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

DISTRIBUTION AND SERVICE PLANS (RETAIL CLASS AND CLASS A SHARES)

The Trust has adopted distribution and service (Rule 12b-1) plans for all Fund’s Retail Class shares and the Global Fund’s Class A shares in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended. Each plan allows a Fund to use up to 0.25% of the average daily net assets attributable to the relevant class of shares, to pay sales, distribution, and other fees for the sale of that share class and for services provided to holders of that class of shares. Because these fees are paid out of each Fund’s assets, over time, these fees will increase the cost of your investment in Retail Class shares and may cost you more than paying other types of sales charges.

The Funds’ Institutional Class shares are not subject to any distribution and service (Rule 12b-1) fees.

RELATED PERFORMANCE INFORMATION FOR GLOBAL FUNDTM

Historical Performance of a Comparable Global Entrepreneur Managed Account

Global Fund™ (the Fund) is modeled after a Global Entrepreneur Managed Account managed by Dr. Joel M. Shulman, the Fund’s portfolio manager. The Fund has substantially the same investment objective, policies and restrictions as the Global Entrepreneur Managed Account. This section presents past performance information for the Global Entrepreneur Managed Account.

The performance of the Global Entrepreneur Managed Account, however, does not represent, and is not a substitute for, the performance of the Fund, and you should not assume that the Fund will have the same future performance as the Global Entrepreneur Managed Account. It is inappropriate and would be inaccurate for an investor to consider the Global Entrepreneur Managed Account’s performance below, either separately or together, as being indicative of the future performance of the Fund. The Advisor has included this section because it believes that the performance information presented is sufficiently relevant, as related or supplemental information only, to merit consideration by prospective Fund investors.

The table shows the performance of the Global Entrepreneur Managed Account over time. All figures assume dividend reinvestment. The Global Entrepreneur Managed Account’s performance shown is based on a gross of fee portfolio performance. The expenses of the Fund, including the Rule 12b-1 fees imposed on the Fund’s Class A and Retail Class shares, are higher than the expenses of the Global Entrepreneur Managed Account. The performance shown in the bar chart and table for the Global Entrepreneur Managed Account would be lower if adjusted to reflect the higher expenses of the Fund’s shares. The fee schedule for the Fund is included in its prospectus. Indices are unmanaged and it is not possible to invest directly in indices. As such, year-by-year index figures do not account for any fees or fund expenses.

The past performance in managing other portfolios is no guarantee of future results in managing the Fund. Please note the following cautionary guidelines in reviewing this disclosure:

●	Performance figures are not the performance of the Fund. The Global Entrepreneur Managed Account’s performance shown is not the performance of the Fund and is not an indication of how the Fund would have performed in the past or will perform in the future. The Fund’s performance in the future will be different from the Global Entrepreneur Managed Account’s performance presented, due to factors such as differences in the cash flows, different fees, expenses, portfolio size and composition, and possibly asset allocation methodology. In particular, Global Entrepreneur Managed Account performance is not necessarily an indication of how the Fund will perform, as the portfolio is not subject to investment limitations, leverage restrictions, diversification requirements and other restrictions imposed on investment companies by the 1940 Act and the Internal Revenue Code, which, if applicable, can have a negative impact on the Fund’s performance.

●	There have been significant fluctuations in the market in the past ten years. The performance for the period is shown through December 31, 2019. The markets have been volatile within the past ten years, and this trend may continue. As a result, the performance included herein will not reflect the latest volatility in the markets, if any occurs.

●	The performance shown are averages. The information below shows annual rates of return for the years indicated, but does not reflect any volatility that may have occurred within a given period. The following table provides for the Global Entrepreneur Managed Account’s annual rates of return for the years indicated, without deduction of fees and expenses, as discussed above.

Global Entrepreneur Managed Account

Calendar Year Returns as of December 31, 2020

2011	2012	2013	2014	2015	2016	2017	2018	2019	2020
8.25%	16.66%	30.75%	0.39%	3.52%	10.62%	33.11%	9.64%	29.56%	39.55%

Average Annual Total Returns For Periods Ended December 31, 2020

	One Year	Three Year	Five Year	Since Inception
Global Entrepreneur Managed Account[2]	39.55%	11.15%	19.20%	13.07%
MSCI World Index -- Gross[1]	16.50%	11.15%	12.82%	8.16%

1.	The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. MSCI is the owner of the trademarks, service marks, and copyrights of the MSCI World Index – Gross Index.

2.	The Global Entrepreneur Managed Account commenced operations on July 11, 2005. Performance in this table is shown for periods beginning August 1, 2005.

FINANCIAL HIGHLIGHTS ERSHARES GLOBAL FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2021 annual report, which is available at no charge upon request. Because Class A shares and Retail Class shares of the Fund have not commenced investment operations, no financial highlights are available at this time. In the future, financial highlights for Class A shares and Retail Class shares will be presented in this section of the Prospectus. The Fund’s financial statements prior to the fiscal year ended June 30, 2020 were audited by the Fund’s previous independent registered public accounting firm.

For an Institutional Class share outstanding throughout each year.

	For the		For the	For the	For the	For the
	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	June 30,		June 30,	June 30,	June 30,	June 30,
	2021		2020	2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$16.82		$15.78	$16.07	$14.65	$11.81
Investment operations:
Net investment loss(a)	(0.14)		(0.08)	(0.06)	(0.10)	(0.07)
Net realized and unrealized gain	7.32		1.61	0.16	2.77	2.91
Total from investment operations	7.18		1.53	0.10	2.67	2.84
Less distributions to shareholders from:
Net realized gains	(2.18)		(0.49)	(0.39)	(1.25)	—
Total distributions	(2.18)		(0.49)	(0.39)	(1.25)	—
Paid-in capital from redemption fees	—	(b)	— (b)	— (b)	— (b)	—
Net asset value, end of year	$21.82		$16.82	$15.78	$16.07	$14.65
Total Return(c)	42.63%		9.80%	1.11%	18.65%	24.05%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$121,627		$51,234	$63,784	$63,082	$26,933
Ratio of expenses to average net assets:
Before fees waived/recouped	1.44%		1.49%	1.47%	1.53%	1.74%
After fees waived/recouped	1.44%		1.49%	1.56%	1.70%	1.70%
Ratio of net investment loss to average net assets:
Before fees waived/recouped	(0.67)%		(0.51)%	(0.27)%	(0.47)%	(0.57)%
After fees waived/recouped	(0.67)%		(0.51)%	(0.36)%	(0.64)%	(0.53)%
Portfolio turnover rate	477	% (d)	61%	23%	38%	65%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns during the past fiscal year. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

FINANCIAL HIGHLIGHTS ERSHARES US SMALL CAP FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2021 annual report, which is available at no charge upon request. Because Retail Class shares of the Fund have not commenced investment operations, no financial highlights are available at this time. In the future, financial highlights for Retail Class shares will be presented in this section of the Prospectus. The Fund’s financial statements prior to the fiscal year ended June 30, 2020 were audited by the Fund’s previous independent registered public accounting firm.

For an Institutional Class share outstanding throughout each year.

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2021		2020		2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$12.01		$12.71		$15.27	$12.75	$9.72
Investment operations:
Net investment income (loss)(a)	(0.06)		(0.01)		— (b)	(0.02)	0.01
Net realized and unrealized gain (loss)	5.35		0.11		(0.28)	3.89	3.04
Total from investment operations	5.29		0.10		(0.28)	3.87	3.05
Less distributions to shareholders from:
Net investment income	—		(0.01)		—	—	(0.02)
Net realized gains	(2.27)		(0.79)		(2.28)	(1.35)	—
Total distributions	(2.27)		(0.80)		(2.28)	(1.35)	(0.02)
Paid-in capital from redemption fees	—	(b)	—	(b)	— (b)	— (b)	—
Net asset value, end of year	$15.03		$12.01		$12.71	$15.27	$12.75
Total Return(c)	42.19%		0.86%		1.58%	32.42%	31.39%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$153,628		$163,828		$160,710	$159,435	$120,847
Ratio of expenses to average net assets:
Before fees waived/recouped	0.87%		0.90%		0.89%	0.90%	0.90%
After fees waived/recouped	0.85%		0.85%		0.85%	0.85%	0.85%
Ratio of net investment loss to average net assets:
Before fees waived/recouped	(0.43)%		(0.10)%		(0.05)%	(0.16)%	(0.18)%
After fees waived/recouped	(0.41)%		(0.05)%		(0.01)%	(0.11)%	(0.13)%
Portfolio turnover rate	439	% (d)	139	% (e)	43%	72%	53%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns during the past fiscal year. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances resulting from the COVID-19 situation, the Fund had taken a temporary defensive position. As the market started to recover, the Fund has been reversing its temporary defensive position. This temporary implementation and reversion of the defensive position increased the Fund’s turnover.

FINANCIAL HIGHLIGHTS ERSHARES US LARGE CAP FUND

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the financial statements audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Fund’s financial statements which are incorporated by reference into the SAI, and are included in the Fund’s June 30, 2021 annual report, which is available at no charge upon request. Because Retail Class shares of the Fund have not commenced investment operations, no financial highlights are available at this time. In the future, financial highlights for Retail Class shares will be presented in this section of the Prospectus. The Fund’s financial statements prior to the fiscal year ended June 30, 2020 were audited by the Fund’s previous independent registered public accounting firm.

For an Institutional Class share outstanding throughout each year.

(For a share outstanding during each year)

	For the		For the		For the	For the	For the
	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	June 30,		June 30,		June 30,	June 30,	June 30,
	2021		2020		2019	2018	2017
Selected Per Share Data:
Net asset value, beginning of year	$16.90		$15.17		$14.75	$12.61	$10.65
Investment operations:
Net investment income (loss)(a)	(0.10)		(0.03)		— (b)	(0.02)	0.04
Net realized and unrealized gain	4.72		2.73		0.69	3.48	2.10
Total from investment operations	4.62		2.70		0.69	3.46	2.14
Less distributions to shareholders from:
Net investment income	—		—		—	(0.01)	(0.06)
Net realized gains	(4.03)		(0.97)		(0.27)	(1.31)	(0.12)
Total distributions	(4.03)		(0.97)		(0.27)	(1.32)	(0.18)
Paid-in capital from redemption fees	—	(b)	—	(b)	— (b)	— (b)	—
Net asset value, end of year	$17.49		$16.90		$15.17	$14.75	$12.61
Total Return(c)	24.30%		18.50%		5.09%	28.67%	20.26%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$159,772		$151,308		$133,321	$124,392	$107,823
Ratio of expenses to average net assets:
Before fees waived/recouped	0.76%		0.80%		0.79%	0.81%	0.82%
After fees waived/recouped	0.75%		0.75%		0.75%	0.75%	0.75%
Ratio of net investment income (loss) to average net assets:
Before fees waived/recouped	(0.54)%		(0.24)%		(0.07)%	(0.18)%	0.26%
After fees waived/recouped	(0.53)%		(0.19)%		(0.03)%	(0.12)%	0.33%
Portfolio turnover rate	584	% (d)	149	% (e)	0%	43%	43%

(a)	Based on average shares outstanding during the year.

(b)	Rounds to less than $0.005 per share.

(c)	Total returns would have been lower/higher had certain expenses not been waived/recovered by the advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

(d)	The Fund has experienced an unusual interest rate environment combined with volatile markets resulting from inflationary concerns during the past fiscal year. These two factors posed potential adverse effects to the Fund. Thus, the portfolio manager engaged in temporary defensive positions as well as positioned the Fund to take the best advantage of the environment it was facing. These two actions, combined with a reversion of the defensive positions, resulted in an increased turnover for the Fund.

(e)	Given the abnormal market circumstances resulting from the COVID-19 situation, the Fund had taken a temporary defensive position. As the market started to recover, the Fund has been reversing its temporary defensive position. This temporary implementation and reversion of the defensive position increased the Fund’s turnover.

PRIVACY NOTICE

WHAT DOES ENTREPRENEUERSHARES SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why? Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What? The types of personal information we collect and share depends on the product or service that you have with us.

This information can include:

●     Social Security number and wire transfer instructions

●     account transactions and transaction history

●     investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How? All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons EntrepreneurShares Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your Does EntrepreneuerShares Series
Personal information: Trust share information? Can you limit this sharing?

For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes – information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS? Call 877-271-8811.

ENTREPRENEURSHARES PRIVACY NOTICE

What we do:

How does EntrepreneurShares Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does EntrepreneurShares Series Trust collect my personal information?

We collect your personal information, for example, when you:

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● EntrepreneurShares Series Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● EntrepreneurShares Series Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● EntrepreneurShares Series Trust doesn’t jointly market.

ERShares Global Fund Investment Advisor

Seaport Global Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

ERShares Global Fund Investment Sub-Advisor

EntrepreneurShares, LLC

175 Federal Street, Suite #875

Boston, MA 02110

ERShares US Small Cap Fund and ERShares US Large Cap Fund Investment Advisor

Capital Impact Advisors, LLC

175 Federal Street, Suite #875

Boston, MA 02110

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor

Philadelphia, PA 19103

Custodian

UMB Bank, N.A.

928 Grand Blvd., 5th Floor,

Kansas City, MO 64106

Distributor

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, ME 04101

Administrator, Accountant and Transfer Agent

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Counsel

Thompson Hine LLP

41 S. High Street, Suite 1700

Columbus, Ohio 43215

To learn more about the EntrepreneurShares Funds, you may want to read the SAI, which contains additional information about the Funds. The Funds have incorporated by reference the SAI into this Prospectus. This means that you should consider the contents of the SAI to be part of this Prospectus.

You also may learn more about the investments of the Funds by reading the Funds’ annual and semi-annual reports to shareholders, when available. The annual report will include a discussion of the market conditions and investment strategies that significantly affected the performance of the Fund during the last fiscal year.

The SAI and the annual and semi-annual reports are all available to shareholders and prospective investors without charge, simply by calling Ultimus Fund Solutions, LLC at 877-271-8811. The Fund also makes available the SAI and the annual and semi-annual reports, free of charge, on its Internet website (http://www.entrepreneurshares.com).

Prospective investors and shareholders who have questions about the Funds also may call the following number or write to the following address:

EntrepreneurSharesTM Funds

c/o Ultimus Fund Solutions, LLC

P.O. Box 46707
Cincinnati, Ohio 45246-0707

Telephone: 877-271-8811

Reports and other information about the Fund also are available at the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

SEC File No. 811-22436